SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: April 9, 1997
                          -----------------------------



                                 WEBSECURE, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          0-21649                                       04-3296069
  ------------------------                 ------------------------------------
  (Commission File Number)                 (I.R.S. Employer Identification No.)


   1711 Broadway, Saugus, Massachusetts                          01906
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)

                                 (617) 867-2300
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)







                                TABLE OF CONTENTS

                                    FORM 8-K

                                  April 9, 1997


Item                                                                       Page
----                                                                       ----

ITEM 5.           OTHER EVENTS                                             1

SIGNATURE                                                                  2








ITEM 5.           OTHER EVENTS

         Tibor Vais, former President, Chief Executive Officer, Secretary and a Director of WebSecure, Inc. (the "Registrant") has been terminated without cause from his offices with the Registrant and has resigned as a Director. The Registrant determined that the Registrant's future business plans and direction called for leadership by an individual with different abilities than Mr. Vais possess. Mr. Vais' termination and resignation did not result from an isolated disagreement with the Registrant on any specific matter relating to the Registrant's operations, policies or practices. The Registrant has named Carroll Lowenstein, Chairman of the Registrant's Board of Directors, to serve as the Registrant's President.







                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             WEBSECURE, INC.



Dated:  April 9, 1997                         By: /s/ Carroll Lowenstein
                                                 -----------------------
                                                  Carroll Lowenstein
                                                  President